UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
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Date of report (Date of earliest event reported):
December 31, 2014
United States Steel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
600 Grant Street, Pittsburgh, PA	15219-2800
(Address of Principal Executive Offices)	(Zip Code)
(412) 433-1121
(Registrant's telephone number,
including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
5.02(d)(3): As reported in a Current Report on Form 8-K filed with the Commission on October 30, 2014 (the Initial Report), the board of directors of United States Steel Corporation elected Ms. Patricia Diaz Dennis to serve on the board beginning on January 1, 2015 until the next succeeding annual meeting of stockholders, or until her successor may be duly qualified and elected.
This amendment to the Initial Report is being filed to report that on December 31, 2014, Ms. Patricia Diaz Dennis was appointed to serve on the board’s Compensation & Organization Committee and Corporate Governance and Public Policy Committee.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
UNITED STATES STEEL CORPORATION

By	/s/ Colleen M. Darragh
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Colleen M. Darragh
Acting Controller
Dated: January 7, 2015